SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Dec-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325             13-3460894
(State or Other     (Commission           (I.R.S. Employer
Jurisdiction        File Number)          Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                   10172
        (Address of Principal              (Zip Code)
        Executive Offices)

Registrant's telephone number, including a(212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report d 20-Dec-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:        NONE

D.      Item 2: Changes in Securities:    NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                         Principal   Remaining  Distribution
Class     Balance    Principal   Interest     Loss      Balance      Date
IPP-A-1    175,970,6      1,002,      953,          0   174967705  20-Dec-99
IPP-A-2       49,694          35      269,          0    49338830  20-Dec-99
IPP-A-3         6,23                    33          0     6232000  20-Dec-99
IPP-A-4         6,43                    34          0     6433227  20-Dec-99
IIPP-A        40,487          34      219,          0    40144784  20-Dec-99
III-A-1       72,019      1,044,      419,          0    70975197  20-Dec-99
IV-A-1     104,908,0          13      568,          0   104776159  27-Dec-99
IV-A-2          1,89                                0     1907522  27-Dec-99
IV-A-3        14,259                    77          0    14259450  27-Dec-99
IV-A-4                                              0      765319  27-Dec-99
I-P                                    NA           0      137496  20-Dec-99
A-P                                    NA           0      309946  27-Dec-99
III-X-1         6,33         NA         36          0     6223820  20-Dec-99
III-X-2         2,73         NA         15          0     2691881  20-Dec-99
IV-X          18,303         NA         99          0    18303471  27-Dec-99
C-B-1           6,28                    34          0     6274652  20-Dec-99
C-B-2           3,14                    17          0     3138219  20-Dec-99
C-B-3           1,34                                0     1344695  20-Dec-99
C-B-4           1,19                                0     1195285  20-Dec-99
C-B-5                                               0      597642  20-Dec-99
C-B-6                                               0      896468  20-Dec-99
D-B-1         10,320                    57          0    10312848  27-Dec-99
D-B-2           4,17                    23          0     4175411  27-Dec-99
D-B-3           2,33                    12          0     2332855  27-Dec-99
D-B-4           1,72                                0     1718946  27-Dec-99
D-B-5                                               0      736691  27-Dec-99
D-B-6           1,59                                0     1596167  27-Dec-99
A-R                                                 0           0  27-Dec-99
TOTAL:     507,459,6      2,906,  2,916,64          0   504567514

         Beginning
        Current Prin Principal             Remaining  Distribution
Class      Amount   Distribution Interest   Balance       Date
IPP-A-1    968.44655     5.51945   5.24575   962.92710 20-Dec-99
IPP-A-2    960.72062     6.87090   5.20390   953.84971 20-Dec-99
IPP-A-3   1000.00000     0.00000   5.41667  1000.00000 20-Dec-99
IPP-A-4   1000.00000     0.00000   5.41667  1000.00000 20-Dec-99
IIPP-A     978.34546     8.29036   5.29937   970.05510 20-Dec-99
III-A-1    891.02534    12.92439   5.18521   878.10095 20-Dec-99
IV-A-1     818.67337     1.02948   4.43448   817.64390 27-Dec-99
IV-A-2    1044.16381     0.00000   0.00000  1049.81970 27-Dec-99
IV-A-3    1000.00000     0.00000   5.41667  1000.00000 27-Dec-99
IV-A-4    1044.16381     0.00000   0.00000  1049.81970 27-Dec-99
I-P        987.29003     1.55250        NA   985.73753 20-Dec-99
A-P        934.70344     3.04408        NA   931.65936 27-Dec-99
III-X-1    909.89490          NA   5.29502   893.33735 20-Dec-99
III-X-2    774.43626          NA   4.50674   762.66989 20-Dec-99
IV-X       818.48771          NA   4.43347   818.48771 27-Dec-99
C-B-1      993.09317     0.89646   5.37926   992.19671 20-Dec-99
C-B-2      993.09317     0.89646   5.37925   992.19671 20-Dec-99
C-B-3      993.09317     0.89646   5.37926   992.19670 20-Dec-99
C-B-4      993.09317     0.89646   5.37926   992.19672 20-Dec-99
C-B-5      993.09316     0.89647   5.37925   992.19669 20-Dec-99
C-B-6      993.09348     0.89640   5.37926   992.19708 20-Dec-99
D-B-1      994.44438     0.72223   5.53027   993.72215 27-Dec-99
D-B-2      994.44438     0.72223   5.53027   993.72216 27-Dec-99
D-B-3      994.44438     0.72222   5.53027   993.72215 27-Dec-99
D-B-4      994.44437     0.72223   5.53027   993.72215 27-Dec-99
D-B-5      994.44439     0.72223   5.53027   993.72217 27-Dec-99
D-B-6      994.44438     0.72223   5.53027   993.72216 27-Dec-99
A-R          0.00000     0.00000 778.10000     0.00000 27-Dec-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:         31-Dec-99